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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: OCTOBER 27, 2004


                             UNIONBANCAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       Delaware                     001-15081                   94-1234979
(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                            Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
                               Tel. (415) 765-2969


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(B).  RESIGNATION OF DIRECTORS

Satoru Kishi and Monica C. Lozano resigned as Directors of the Company effective October 27, 2004.


ITEM 5.02(D).  ELECTION OF DIRECTORS

At the October 27, 2004 Meeting, the Board of Directors elected the following directors effective October 27, 2004:

AIDA M. ALVAREZ. Ms. Alvarez was also elected to the Public Policy Committee and the Union Bank of California Trust Committee.

RONALD L. HAVNER, JR. Mr. Havner was also elected to the Executive Compensation & Benefits and the Finance & Capital Committees.

SHIGEMITSU MIKI.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   October 27, 2004


                                              UNIONBANCAL CORPORATION


                                              By:  /s/ John H. McGuckin, Jr.
                                              EVP, GENERAL COUNSEL & SECRETARY
                                              (DULY AUTHORIZED OFFICER)